EXHIBIT 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kevin G. Malone, the President of US Highland, Inc., an Oklahoma corporation (the "Company"), hereby certify, that, to my knowledge:

1.

The Annual Report on Form 10-K for the year ended December 31, 2015 (the "Report") of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2016	By:	/s/ Kevin G. Malone
Kevin G. Malone
President (Principal Executive Officer)